UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 10, 1999

                   ------------------------------------
                      Commission file number 0-25367

                    INTERNATIONAL FUEL TECHNOLOGY, INC.
            (Exact name of registrant as specified in charter)
                  --------------------------------------

Nevada                                            88-0357508
(State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

7777 Bonhomme, Suite 1920
St. Louis, Missouri                               63105
(Address of Principal Executive Office)           (Zip Code)

                              (314) 727-3333
             (Registrant's Executive Office Telephone Number)

                    BLENCATHIA ACQUISITION CORPORATION
                            1504 R Street, N.W.
                          Washington, D.C. 20009
                     (Former name and former address)


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International Fuel Technology, Inc. - Page Two



Item No. 1.    Changes in Control of Registrant.

No events to report,


Item No. 2.    Acquisition or Disposition of Assets.

No events to report,


Item No. 3.    Bankruptcy or Receivership.

No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.


Item No. 5.    Other Events.

No events to report.


Item No. 6.    Resignation of Registrant's Directors.

No events to report,


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

Exhibit- Press Release dated 11-8-99

International Fuel Technology, Inc - Page Three

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


International Fuel Technology


By: /s/ Jonathan Burst                       Dated:  November 10, 1999
   -----------------------------------
       Jonathan Burst, President


By: /s/ Patty Foltz                          Dated:     November 10, 1999
   -----------------------------------
       Patty Foltz, Secretary

OTC:BB - "IFUE"                         7777 Bonhomme
                                        Suite 1920
                                        St. Louis, MO  63105
                                        Tel (314) 727-3333
                                        Fax: (314) 863-6900
                                        E-mail:  peerfuel@peerfuel.com


                       INTERNATIONAL FUEL TECHNOLOGY
                  APPLIES FOR FINAL DIPLOMA CERTIFICATION


NEWS RELEASE

St. Louis, MO, November 8, 1999-William Lindenmayer, COO of International Fuel Technology (OTC BB:IFUE), announced today that the company has authorized California Environmental Engineering ("CEE") to apply to California Air Resources Board (CARB) for certification of PEERDIESEL. PEERDIESEL lowers harmful exhaust emissions in the combustion of #2 diesel fuel.

California Environmental Engineering's ("CEE") latest testing data show that PEERDIESEL lowers harmful exhaust emissions by the following emission results produced on testing a Cummins 855 350-HP diesel engine.

The results of the SAE13 mode criteria follow:

HC          -7.7%
CO        -15.5%
NOx       -22.2%
PM2.5            -3.5%

PEERDIESEL test results show that PEERDIESEL can help the U.S. meet reduction standards as mandated by the Kyoto Treaty since diesel fuel #2 is the primary diesel fuel consumed in the United States, Canada, Mexico and worldwide for on-road internal combustion diesel engines.


"We are excited at the prospects that could follow certification of PEERDIESEL, because we believe that it could greatly expedite its' application in California and other states," said Jonathan R. Burst, President of IFT. "Certification will be seen as a benchmark of success for International Fuel Technology."

NOTE: Statements contained in this release that are not strictly historical are forward-looking within the meaning of the safe harbor clause of the Private Securities Litigation Reform Act of 1995. Editors and investors are cautioned that such forward-looking statements involve risk and uncertainties that may cause the company's actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to, demand for the company's product both domestically and abroad, the company's ability to continue to develop its market, general economic conditions, and other factors that may be more fully described in the company's literature and any periodic filing with the Securities and Exchange Commission.